UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07683
Morgan Stanley Special Value Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: July 31, 2008
Date of reporting period: July 31, 2008

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Special Value Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended July 31, 2008

Total Return for the 12 Months Ended July 31, 2008

Lipper
				Russell	Small-Cap
				2000®	Value
				Value	Funds
Class A	Class B	Class C	Class I+	Index[1]	Index[2]

–9.32%	–9.99%	–9.98%	–9.13%	–9.95%	–12.36%

+	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

With the credit crisis reaching its one-year anniversary in July 2008, the 12-month reporting period was a difficult environment for financial markets. In the third quarter of 2007, stock and bond prices experienced increased volatility as the global credit markets tightened in response to the collapse of the subprime mortgage market. Without the liquidity that had helped support the stock market’s robust returns over the previous several years, investors began to reassess risk, prompting a “flight to quality” into the relative safety of U.S. Treasury bonds. In September, the Federal Reserve (the “Fed”) responded with the first of a number of accommodative policy measures in an attempt to ease the market’s jitters.

Investors were buoyed by the Fed’s stance, and the market advanced early in the fourth quarter. Although the third quarter gross domestic product (GDP) growth rate (which is reported during the fourth quarter) was better than expectations, the ongoing housing market contraction and the restrictive lending conditions began to take a toll on the economy. Most hurt were consumers, as evidenced by declining consumer confidence and retail sales, and the financial sector, with many banks reporting significant losses. Furthermore, rising oil and commodity prices exacerbated inflation concerns, which led some investors to question how much longer the Fed would be able to maintain its accommodative stance. As a result of these events, the market retreated again and finished the fourth quarter lower.

In the first quarter of 2008, the economic picture continued to darken. Fourth quarter GDP growth slowed considerably from the third quarter’s moderate pace. In fact, a later revision to the fourth quarter GDP data revealed that the growth rate was negative in the quarter, giving new weight to recession fears. Slowing was evident across many facets of the economy, including consumer spending and confidence measures, manufacturing, and employment. Energy and food prices continued to surge higher, further dampening consumer spending and intensifying inflation worries. Asset losses in the financial sector began to total hundreds of billions of dollars and a nearly-bankrupt investment bank, Bear Stearns, agreed to be acquired by JPMorgan Chase.

The Fed continued to extend its intervention into the beleaguered credit markets, on behalf of ailing financial institutions, through the creation of new lending facilities and the arrangement of special financing for the JPMorgan-Bear Stearns deal. These measures, announced in March, eased investors’ nerves and appeared to provide a bottom to the market’s slide. Stocks rose from mid-March through mid-May, driven by renewed confidence that the capital markets were beginning to stabilize and expectations that a recession, if one occurred, would be shorter and shallower than initially expected.

The sense of relief was soon overshadowed by more bad news from the financial sector, further record highs for oil prices, and drastically lower consumer sentiment measures. The Fed held its target federal funds rate steady at its June 30 meeting, fueling speculation that the central bank would need to start raising rates in the future to stave off inflation. In July, the market benefited from a significant drop in oil prices amid anticipation of reduced demand in a slowing global economy, but was negatively impacted by concerns about the solvency of Fannie Mae and Freddie Mac. Although the preliminary estimate for second quarter GDP growth was positive, the stock market ended the period on a sour note.

For the period overall, all capitalization segments of the stock market had negative returns, as did both the growth and value categories. Within the Russell 2000® Value Index, sector returns varied widely. The energy sector outperformed all other sectors by a considerable margin. The materials and processing and health care sectors were the second and third best performing sectors in the Index, respectively. However, the consumer discretionary, autos and transportation, and producer durables sectors were the weakest groups, each with double-digit declines during the period under review.

Performance Analysis

Class A and I shares of Morgan Stanley Special Value Fund outperformed and Class B and C shares underperformed the Russell 2000® Value Index and all share classes outperformed the Lipper Small-Cap Value Funds Index for the 12 months ended July 31, 2008, assuming no deduction of applicable sales charges.

Among the largest positive contributors to the Fund’s outperformance relative to the Russell 2000® Value Index was stock selection in the technology sector. Here the Fund held a defense technology company which received an offer to be acquired at a premium. Stock selection in the health care sector also benefited relative returns, as holdings in a few specialty pharmaceutical companies, a health care management services company, and an instrument and supplies company added value. Further, an overweight position in the sector gave the Fund greater exposure to the sector’s strong performance during the period. Finally, the Fund held an underweight in the financial sector, which mitigated the effect of the sector’s significant loss during the period.

However, the Fund suffered relative losses in other areas. An underweight position and stock selection in the energy sector detracted. Within the sector, exploration and production stocks were the strongest performing industry group, outpacing the oil services stocks which the Fund primarily held. The consumer discretionary sector, in which the Fund held an overweight for part of the period, also dampened relative results as the sector was the worst performing sector during the period. Although an underweight in the financial services sector had a positive effect on relative performance, weak stock selection in the sector offset that gain.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 07/31/08
MAXIMUS, Inc.	4.4%
Belden Inc.	3.3
AAR Corp.	2.5
Sciele Pharma, Inc.	2.3
Tekelec	2.1
Brink’s Co. (The)	2.0
IKON Office Solutions, Inc.	2.0
Rock-Tenn Co. (Class A)	1.9
Zep Inc.	1.8
ProAssurance Corp.	1.7

TOP FIVE INDUSTRIES as of 07/31/08
Miscellaneous Commercial Services	11.1%
Property – Casualty Insurance	5.1
Aerospace & Defense	3.9
Pharmaceuticals: Other	3.9
Investment Company	3.5

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks of small companies that the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., believes are undervalued relative to the marketplace or similar companies. Companies within a capitalization range of $100 million to $2 billion are considered small companies. The Fund may invest in foreign securities (including depositary receipts) that are listed in the United States on a national securities exchange.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class B

Over 10 Years

Average Annual Total Returns — Period Ended July 31, 2008

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 10/29/96)		(since 07/28/97)		(since 07/28/97)
Symbol	SVFAX		SVFBX		SVFCX		SVFDX
1 Year	(9.32)%[3]		(9.99)%[3]		(9.98)%[3]		(9.13)%[3]
	(14.08	) [4]	(13.31	) [4]	(10.64	) [4]	—

5 Years	11.91	[3]	11.06	[3]	11.08	[3]	12.16	[3]
	10.71	[4]	10.86	[4]	11.08	[4]	—

10 Years	10.39	[3]	9.71	[3]	9.58	[3]	10.63	[3]
	9.79	[4]	9.71	[4]	9.58	[4]	—

Since Inception	9.76	[3]	10.36	[3]	8.95	[3]	10.00	[3]
	9.22	[4]	10.36	[4]	8.95	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I (formerly Class D) has no sales charge.

(1)	The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Small-Cap Value Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

‡	Ending value assuming a complete redemption on July 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/08 – 07/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period @
	Account Value	Account Value	02/01/08 –
	02/01/08	07/31/08	07/31/08
Class A
Actual (1.01% return)	$1,000.00	$1,010.10	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.37
Class B
Actual (0.64% return)	$1,000.00	$1,006.40	$10.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.82	$10.12
Class C
Actual (0.64% return)	$1,000.00	$1,006.40	$10.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.82	$10.12
Class I @@
Actual (1.04% return)	$1,000.00	$1,010.40	$5.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.79	$5.12

@	Expenses are equal to the Fund’s annualized expense ratios of 1.27%, 2.02%, 2.02% and 1.02% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund taking into account the scope of the services provided.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Special Value Fund
Portfolio of Investments - July 31, 2008

NUMBER OF
SHARES		VALUE
	Common Stocks (95.8%)
	Aerospace & Defense (4.0%)
612,880	AAR Corp. (a)	$10,535,407
134,200	Moog Inc. (Class A) (a)	5,965,190

		16,500,597

	Agricultural Commodities/Milling (1.4%)
126,400	Corn Products International, Inc.	5,878,864

	Air Freight/Couriers (2.0%)
111,600	Forward Air Corp.	4,083,444
175,800	Pacer International, Inc.	4,173,492

		8,256,936

	Apparel/Footwear (0.5%)
142,735	Maidenform Brands, Inc. (a)	2,185,273

	Apparel/Footwear Retail (1.0%)
293,050	Stage Stores, Inc.	4,343,001

	Automotive Aftermarket (1.3%)
216,100	ATC Technology Corp. (a)	5,428,432

	Broadcasting (1.1%)
286,500	LIN TV Corp. (Class A) (a)	1,698,945
393,700	Sinclair Broadcast Group, Inc. (Class A)	3,003,931

		4,702,876

	Chemicals: Major Diversified (1.7%)
345,413	Hercules Inc.	6,925,531

	Chemicals: Specialty (1.3%)
103,600	Cytec Industries, Inc.	5,600,616

	Commercial Printing/Forms (2.0%)
523,700	Cenveo Inc. (a)	4,838,988
102,200	Consolidated Graphics, Inc. (a)	3,423,700

		8,262,688

	Computer Peripherals (2.2%)
346,800	Electronics for Imaging, Inc. (a)	4,858,668
144,000	Zebra Technologies Corp. (Class A) (a)	4,436,640

		9,295,308

	Construction Materials (0.2%)
375,000	Dayton Superior Corp. (a)	750,000

	Consumer Sundries (0.2%)
184,400	Central Garden & Pet Co. (a)	851,928

	Containers/Packaging (3.0%)
218,942	Rock-Tenn Co. (Class A)	7,783,388
88,600	Silgan Holdings Inc.	4,679,852

		12,463,240

	Electric Utilities (2.6%)
287,300	Avista Corp.	6,498,726
186,100	Portland General Electric Co.	4,371,489

		10,870,215

	Electrical Products (3.3%)
374,707	Belden, Inc.	13,834,182

	Electronic Equipment/Instruments (1.3%)
259,900	Checkpoint Systems, Inc. (a)	5,476,093

	Electronic Production Equipment (1.2%)
265,700	Cognex Corp.	5,008,445

	Engineering & Construction (2.1%)
106,500	Aecom Technology Corp.	3,032,055
93,100	Orion Marine Group, Inc. (a)	1,289,435
166,800	Stantec Inc. (ADR) (Canada) (a)	4,573,656

		8,895,146

	Finance/Rental/Leasing (3.0%)
471,500	AerCap Holdings NV (ADR) (Netherlands) (a)	7,195,090
204,823	TAL International Group, Inc.	5,182,022

		12,377,112

	Financial Conglomerates (2.2%)
561,200	Conseco, Inc. (a)	4,702,856
218,800	National Financial Partners Corp.	4,561,980

		9,264,836

	Gas Distributors (0.8%)
127,700	UGI Corp.	3,455,562

	Industrial Machinery (2.6%)
166,700	Actuant Corp. (Class A)	5,077,682
98,116	CIRCOR International, Inc. (a)	5,843,789

		10,921,471

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Portfolio of Investments - July 31, 2008 continued

NUMBER OF
SHARES		VALUE
	Industrial Specialties (2.6%)
130,000	Polypore International, Inc. (a)	$3,399,500
446,200	Zep Inc.	7,616,634

		11,016,134

	Information Technology Services (1.1%)
367,600	Ness Technologies Inc. (a)	4,547,212

	Investment Banks/Brokers (1.1%)
71,600	Greenhill & Co., Inc.	4,398,388

	Investment Trusts/Mutual Funds (0.2%)
13,000	iShares Russell 2000 Value Index Fund (ETF)	861,510

	Medical Specialties (2.8%)
72,740	Bio-Rad Laboratories, Inc. (Class A) (a)	6,481,134
181,400	Hill-Rom Holdings, Inc.	5,095,526

		11,576,660

	Medical/Nursing Services (2.6%)
226,350	Apria Healthcare Group Inc. (a)	4,348,184
278,500	PharMerica Corp. (a)	6,586,525

		10,934,709

	Metal Fabrications (0.6%)
40,230	General Cable Corp. (a)	2,318,455

	Miscellaneous Commercial Services (11.1%)
121,900	Brink’s Co. (The)	8,406,224
275,000	Gartner, Inc. (a)	6,699,000
582,100	IKON Office Solutions, Inc.	8,324,030
498,110	MAXIMUS, Inc.	18,484,862
147,310	Viad Corp.	4,490,009

		46,404,125

	Multi-Line Insurance (1.5%)
266,800	Max Capital Group Ltd. (ADR) (Bermuda)	6,261,796

	Office Equipment/Supplies (1.0%)
512,763	Acco Brands Corp. (a)	4,394,379

	Oil & Gas Production (0.5%)
44,580	St. Mary Land & Exploration Co.	1,897,325

	Oilfield Services/Equipment (1.6%)
43,972	Exterran Holdings Inc. (a)	2,481,780
89,370	Superior Energy Services, Inc. (a)	4,238,819

		6,720,599

	Packaged Software (1.6%)
532,028	MSC. Software Corp. (a)	6,703,553

	Pharmaceuticals: Generic Drugs (1.7%)
420,300	Valeant Pharmaceuticals International (a)	7,195,536

	Pharmaceuticals: Other (3.9%)
185,420	Perrigo Co.	6,532,347
524,500	Sciele Pharma, Inc. (a)	9,781,925

		16,314,272

	Property – Casualty Insurers (5.1%)
289,800	AmTrust Financial Services, Inc.	4,222,386
172,500	Argo Group International Holdings, Ltd. (ADR) (Bermuda) (a)	5,871,900
288,300	Employers Holdings, Inc.	5,137,506
166,200	Platinum Underwriters Holdings Ltd. (ADR) (Bermuda)	5,999,820

		21,231,612

	Publishing: Books/Magazines (0.8%)
148,600	Dolan Media Co. (a)	3,136,946

	Real Estate Investment Trusts (1.7%)
153,200	LaSalle Hotel Properties	3,479,172
79,400	Potlatch Corp.	3,697,658

		7,176,830

	Regional Banks (1.0%)
122,272	Integra Bank Corp.	950,053
270,530	Provident New York Bancorp	3,322,108

		4,272,161

	Restaurants (1.4%)
325,300	AFC Enterprises, Inc. (a)	2,491,798
1,372,580	Denny’s Corp. (a)	3,541,256

		6,033,054

	Savings Banks (0.4%)
71,404	MB Financial, Inc.	1,765,821

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Portfolio of Investments - July 31, 2008 continued

NUMBER OF
SHARES		VALUE
	Semiconductors (1.6%)
461,627	Cirrus Logic, Inc. (a)	$2,622,041
148,900	Microsemi Corp. (a)	3,865,444

		6,487,485

	Services to the Health Industry (1.1%)
371,400	Allscripts Healthcare Solutions, Inc. (a)	4,475,370

	Specialty Insurance (1.7%)
148,786	ProAssurance Corp. (a)	7,281,587

	Specialty Telecommunications (1.7%)
434,786	Syniverse Holdings Inc.	7,043,533

	Steel (0.1%)
39,200	Quanex Building Products Corp.	603,680

	Telecommunication Equipment (3.1%)
180,000	ADTRAN, Inc.	4,024,800
559,200	Tekelec (a)	8,717,928

		12,742,728

	Textiles (1.2%)
171,500	Albany International Corp. (Class A)	4,922,050

	Total Common Stocks (Cost $352,029,742)	400,265,862

PRINCIPAL
AMOUNT IN
THOUSANDS

	Convertible Bond (0.8%)
	Information Technology Services
$5,173	Epicor Software Corp. 2.375% 05/15/27 (Cost $4,700,086)	3,537,039

NUMBER OF
SHARES (000)		VALUE
	Short-Term Investment (b) (3.5%)
	Investment Company
14,833	Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class (Cost $14,832,759)	$14,832,759

Total Investments (Cost $371,562,587) (c)	100.1%	418,635,660
Liabilities in Excess of Other Assets	(0.1)	(617,322)

Net Assets	100.0%	$418,018,338

ADR	American Depositary Receipt.
ETF	Exchange-Traded Fund.
(a)	Non-income producing security.
(b)	See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class.
(c)	The aggregate cost for federal income tax purposes is $378,276,722. The aggregate gross unrealized appreciation is $78,960,216 and the aggregate gross unrealized depreciation is $38,601,278 resulting in net unrealized appreciation of $40,358,938.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Summary of Investments - July 31, 2008

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Miscellaneous Commercial Services	$46,404,125	11.1%
Property – Casualty Insurers	21,231,612	5.1
Aerospace & Defense	16,500,597	3.9
Pharmaceuticals: Other	16,314,272	3.9
Investment Company	14,832,759	3.5
Electrical Products	13,834,182	3.3
Telecommunication Equipment	12,742,728	3.0
Containers/Packaging	12,463,240	3.0
Finance/Rental/Leasing	12,377,112	3.0
Medical Specialties	11,576,660	2.8
Industrial Specialties	11,016,134	2.6
Medical/Nursing Services	10,934,709	2.6
Industrial Machinery	10,921,471	2.6
Electric Utilities	10,870,215	2.6
Computer Peripherals	9,295,308	2.2
Financial Conglomerates	9,264,836	2.2
Engineering & Construction	8,895,146	2.1
Commercial Printing/Forms	8,262,688	2.0
Air Freight/Couriers	8,256,936	2.0
Information Technology Services	8,084,251	1.9
Specialty Insurance	7,281,587	1.7
Pharmaceuticals: Generic Drugs	7,195,536	1.7
Real Estate Investment Trusts	7,176,830	1.7
Specialty Telecommunications	7,043,533	1.7
Chemicals: Major Diversified	6,925,531	1.7
Oilfield Services/Equipment	6,720,599	1.6
Packaged Software	6,703,553	1.6
Semiconductors	6,487,485	1.6
Multi-Line Insurance	6,261,796	1.5%
Restaurants	6,033,054	1.4
Agricultural Commodities/Milling	5,878,864	1.4
Chemicals: Specialty	5,600,616	1.3
Electronic Equipment/Instruments	5,476,093	1.3
Automotive Aftermarket	5,428,432	1.3
Electronic Production Equipment	5,008,445	1.2
Textiles	4,922,050	1.2
Broadcasting	4,702,876	1.1
Services to the Health Industry	4,475,370	1.1
Investment Banks/Brokers	4,398,388	1.1
Office Equipment/Supplies	4,394,379	1.1
Apparel/Footwear Retail	4,343,001	1.0
Regional Banks	4,272,161	1.0
Gas Distributors	3,455,562	0.8
Publishing: Books/Magazines	3,136,946	0.8
Metal Fabrications	2,318,455	0.6
Apparel/Footwear	2,185,273	0.5
Oil & Gas Production	1,897,325	0.5
Savings Banks	1,765,821	0.4
Investment Trusts/Mutual Funds	861,510	0.2
Consumer Sundries	851,928	0.2
Construction Materials	750,000	0.2
Steel	603,680	0.1

	$418,635,660	100.0%

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Financial Statements

Statement of Assets and Liabilities
July 31, 2008

Assets:
Investments in securities, at value (cost $356,729,828)	$403,802,901
Investment in affiliate, at value (cost $14,832,759)	14,832,759
Cash	183,822
Receivable for:
Investments sold	1,054,065
Shares of beneficial interest sold	564,561
Dividends	114,122
Dividends from affiliate	32,219
Interest	26,041
Prepaid expenses and other assets	55,597

Total Assets	420,666,087

Liabilities:
Payable for:
Shares of beneficial interest redeemed	1,048,840
Investments purchased	978,046
Investment advisory fee	227,301
Distribution fee	168,554
Transfer agent fee	100,372
Administration fee	27,557
Accrued expenses and other payables	97,079

Total Liabilities	2,647,749

Net Assets	$418,018,338

Composition of Net Assets:
Paid-in-capital	$344,357,510
Net unrealized appreciation	47,073,073
Accumulated undistributed net investment income	11,474
Accumulated undistributed net realized gain	26,576,281

Net Assets	$418,018,338

Class A Shares:
Net Assets	$244,668,039
Shares Outstanding (unlimited authorized, $.01 par value)	18,869,756
Net Asset Value Per Share	$12.97

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$13.69

Class B Shares:
Net Assets	$117,603,169
Shares Outstanding (unlimited authorized, $.01 par value)	10,695,373
Net Asset Value Per Share	$11.00

Class C Shares:
Net Assets	$25,138,074
Shares Outstanding (unlimited authorized, $.01 par value)	2,281,906
Net Asset Value Per Share	$11.02

Class I Shares: @@
Net Assets	$30,609,056
Shares Outstanding (unlimited authorized, $.01 par value)	2,250,248
Net Asset Value Per Share	$13.60

@@ Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Financial Statements continued

Statement of Operations
For the year ended July 31, 2008

Net Investment Loss:
Income
Dividends (net of $42,875 foreign withholding tax)	$4,154,204
Dividends from affiliate	1,056,661
Interest	79,692

Total Income	5,290,557

Expenses
Investment advisory fee	3,305,922
Distribution fee (Class A shares)	669,677
Distribution fee (Class B shares)	1,562,005
Distribution fee (Class C shares)	306,790
Transfer agent fees and expenses	934,946
Administration fee	395,618
Shareholder reports and notices	99,158
Professional fees	71,699
Custodian fees	62,543
Registration fees	32,148
Trustees’ fees and expenses	9,441
Other	40,433

Total Expenses	7,490,380
Less: expenses offset	(3,421)
Less: Morgan Stanley affiliated cash sweep (Note 4)	(30,607)

Net Expenses	7,456,352

Net Investment Loss	(2,165,795)

Realized and Unrealized Gain (Loss):
Net Realized Gain	63,273,761
Net Change in Unrealized Appreciation/Depreciation	(113,666,081)

Net Loss	(50,392,320)

Net Decrease	$(52,558,115)

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JULY 31, 2008	JULY 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(2,165,795)	$(3,224,740)
Net realized gain	63,273,761	114,543,461
Net change in unrealized appreciation/depreciation	(113,666,081)	10,521,272

Net Increase (Decrease)	(52,558,115)	121,839,993

Distributions to Shareholders from Net Realized Gain:
Class A shares	(62,182,270)	(82,437,851)
Class B shares	(43,431,875)	(73,592,274)
Class C shares	(8,652,023)	(11,094,944)
Class I shares @@	(9,280,916)	(14,206,590)

Total Distributions	(123,547,084)	(181,331,659)

Net increase (decrease) from transactions in shares of beneficial interest	(17,314,583)	44,438,408

Net Decrease	(193,419,782)	(15,053,258)
Net Assets:
Beginning of period	611,438,120	626,491,378

End of Period (Including accumulated undistributed net investment income of $11,474 and accumulated net investment loss of $242, respectively)	$418,018,338	$611,438,120

@@ Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008

1. Organization and Accounting Policies
Morgan Stanley Special Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund was organized as a Massachusetts business trust on June 21, 1996 and commenced operations on October 29, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee on Class A shares, Class B shares, Class C shares and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on January 30, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

other expenses in the Statement of Operations. Each of the tax years in the four year period ended July 31, 2008, remains subject to examination by taxing authorities.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% to the portion of the daily net assets in excess of $1 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C – up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,587,994 at July 31, 2008.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended July 31, 2008, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $2,087, $146,644 and $2,573, respectively and received $153,019 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class, an open-end management investment company managed by the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class. For the year ended July 31, 2008, advisory fees paid were reduced by $30,607 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $1,056,661 for the year ended July 31, 2008. During the year ended July 31, 2008, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class aggregated $184,298,530 and $200,388,014, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2008 aggregated $221,883,451 and $349,745,269, respectively. The Fund had purchases and sales with other Morgan Stanley funds of $1,812,392 and $96,702,158, respectively, including realized gains of $4,702,905.

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

For the year ended July 31, 2008, the Fund incurred brokerage commissions of $1,174 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	JULY 31, 2008		JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT

CLASS A SHARES
Sold	3,763,011	$51,745,548	1,499,154	$29,440,217
Conversion from Class B	736,164	11,209,645	1,143,301	22,458,320
Reinvestment of distributions	4,356,453	58,637,858	4,372,137	77,299,377
Redeemed	(6,809,690)	(100,639,649)	(3,784,109)	(74,378,147)

Net increase – Class A	2,045,938	20,953,402	3,230,483	54,819,767

CLASS B SHARES
Sold	496,771	5,888,830	569,660	10,475,054
Conversion to Class A	(851,247)	(11,209,645)	(1,271,939)	(22,458,320)
Reinvestment of distributions	3,472,140	39,825,439	4,162,052	65,718,769
Redeemed	(5,088,303)	(65,302,556)	(3,884,272)	(69,321,825)

Net decrease – Class B	(1,970,639)	(30,797,932)	(424,499)	(15,586,322)

CLASS C SHARES
Sold	208,802	3,046,221	221,392	3,819,821
Reinvestment of distributions	714,687	8,211,750	619,390	9,792,559
Redeemed	(851,327)	(10,512,784)	(515,579)	(9,137,247)

Net increase – Class C	72,162	745,187	325,203	4,475,133

CLASS I SHARES @@
Sold	133,854	2,050,022	234,436	4,667,255
Reinvestment of distributions	558,312	7,872,193	665,323	12,162,086
Redeemed	(1,143,217)	(18,137,455)	(772,107)	(16,099,511)

Net increase (decrease) – Class I	(451,051)	(8,215,240)	127,652	729,830

Net increase (decrease) in Fund	(303,590)	$(17,314,583)	3,258,839	$44,438,408

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

6. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	JULY 31, 2008	JULY 31, 2007
Ordinary income	$17,326,938	$10,910,945
Long-term capital gains	106,220,146	170,420,714

Total distributions	$123,547,084	$181,331,659

As of July 31, 2008, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	—
Undistributed long-term gains	$33,308,061

Net accumulated earnings	33,308,061
Temporary differences	(6,171)
Net unrealized appreciation	40,358,938

Total accumulated earnings	$73,660,828

As of July 31, 2008, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the Fund’s components of net assets at July 31, 2008:

ACCUMULATED	ACCUMULATED
UNDISTRIBUTED	UNDISTRIBUTED
NET INVESTMENT	NET REALIZED
INCOME	GAIN	PAID-IN-CAPITAL
$2,177,511	$(2,177,511)	—

8. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, established a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Morgan Stanley Special Value Fund
Notes to Financial Statements - July 31, 2008 continued

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

Morgan Stanley Special Value Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004

Class A Shares

Selected Per Share Data:
Net asset value, beginning of period	$18.62		$20.84		$22.28	$18.24	$15.51

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		(0.04)		(0.04)	0.04	(0.04)
Net realized and unrealized gain (loss)	(1.56)		4.07		1.70	4.55	2.77

Total income (loss) from investment operations	(1.59)		4.03		1.66	4.59	2.73

Less distributions from net realized gain	(4.06)		(6.25)		(3.10)	(0.55)	—

Net asset value, end of period	$12.97		$18.62		$20.84	$22.28	$18.24

Total Return(2)	(9.32)%		20.93%		8.50%	25.45%	17.60%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.25%(4)		1.21%(4)		1.28%	1.27%	1.23%
Net investment income (loss)	(0.18)	%(4)	(0.19)	%(4)	(0.22)%	0.14%	(0.23)%

Supplemental Data:
Net assets, end of period, in thousands	$244,668		$313,180		$283,281	$274,050	$114,636
Portfolio turnover rate	47%		44%		28%	41%	44%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.007%.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004

Class B Shares

Selected Per Share Data:
Net asset value, beginning of period	$16.55		$19.25		$20.95	$17.31	$14.84

Income (loss) from investment operations:
Net investment loss(1)	(0.12)		(0.17)		(0.19)	(0.11)	(0.17)
Net realized and unrealized gain (loss)	(1.37)		3.72		1.59	4.30	2.64

Total income (loss) from investment operations	(1.49)		3.55		1.40	4.19	2.47

Less distributions from net realized gain	(4.06)		(6.25)		(3.10)	(0.55)	—

Net asset value, end of period	$11.00		$16.55		$19.25	$20.95	$17.31

Total Return(2)	(9.99)%		20.00%		7.68%	24.55%	16.64%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.00%(4)		1.97%(4)		2.03%	2.04%	2.00%
Net investment loss	(0.93)	%(4)	(0.95)	%(4)	(0.97)%	(0.63)%	(1.00)%

Supplemental Data:
Net assets, end of period, in thousands	$117,603		$209,575		$251,970	$352,265	$518,426
Portfolio turnover rate	47%		44%		28%	41%	44%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.007%.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004

Class C Shares

Selected Per Share Data:
Net asset value, beginning of period	$16.57		$19.27		$20.97	$17.30	$14.84

Income (loss) from investment operations:
Net investment loss(1)	(0.12)		(0.17)		(0.19)	(0.10)	(0.17)
Net realized and unrealized gain (loss)	(1.37)		3.72		1.59	4.32	2.63

Total income (loss) from investment operations	(1.49)		3.55		1.40	4.22	2.46

Less distributions from net realized gain	(4.06)		(6.25)		(3.10)	(0.55)	—

Net asset value, end of period	$11.02		$16.57		$19.27	$20.97	$17.30

Total Return(2)	(9.98)%		19.97%		7.72%	24.61%	16.64%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.00%(4)		1.97%(4)		2.02%	1.93%	2.00%
Net investment loss	(0.93)	%(4)	(0.95)	%(4)	(0.96)%	(0.52)%	(1.00)%

Supplemental Data:
Net assets, end of period, in thousands	$25,138		$36,613		$36,311	$42,352	$42,662
Portfolio turnover rate	47%		44%		28%	41%	44%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.007%.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2008	2007	2006	2005	2004

Class I Shares @@

Selected Per Share Data:
Net asset value, beginning of period	$19.28	$21.34	$22.69	$18.52	$15.72

Income from investment operations:
Net investment income(1)	0.01	0.01	0.00	0.08	0.00
Net realized and unrealized gain (loss)	(1.63)	4.18	1.75	4.64	2.80

Total income (loss) from investment operations	(1.62)	4.19	1.75	4.72	2.80

Less distributions from net realized gain	(4.06)	(6.25)	(3.10)	(0.55)	—

Net asset value, end of period	$13.60	$19.28	$21.34	$22.69	$18.52

Total Return(2)	(9.13)%	21.23%	8.76%	25.77%	17.81%

Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.00%(4)	0.97%(4)	1.03%	1.04%	1.00%
Net investment income	0.07%(4)	0.05%(4)	0.03%	0.37%	0.00%

Supplemental Data:
Net assets, end of period, in thousands	$30,609	$52,070	$54,930	$404,168	$306,722
Portfolio turnover rate	47%	44%	28%	41%	44%

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.007%.

See Notes to Financial Statements

Morgan Stanley Special Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Special Value Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Special Value Fund (the “Fund”), including the portfolio of investments, as of July 31, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Special Value Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 26, 2008

Morgan Stanley Special Value Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time your return to one of

Morgan Stanley Special Value Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Special Value Fund
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Special Value Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Special Value Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Special Value Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

Interested Trustee:

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Special Value Fund
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (Since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer–Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Special Value Fund
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Francis J. Smith (42) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended July 31, 2008. For corporate shareholders, 41% of the dividends qualified for the dividend received deduction. The Fund designated and paid $106,220,146 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund’s earnings for its taxable year ended July 31, 2008. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $3,072,357 as taxable at this lower rate. For non-U.S. residents, the Fund may designate up to a maximum of $17,326,938 as qualifying as short-term capital gain dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c) 2008 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Special Value Fund

SVFANN
IU08-04808P-Y07/08

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

2

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant			Covered Entities		(1)
Audit Fees		$37,650			N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)		$4,555,000	(2)
Tax Fees		$5,726	(3)		$747,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,051			$5,302,000

Total		$43,701			$5,302,000
2007

	Registrant			Covered Entities	(1)
Audit Fees		$34,800		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$5,041,000	(2)
Tax Fees		$5,380	(3)	$761,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,380		$5,802,000

Total		$40,180		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

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not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

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rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

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Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f)	Not applicable.

(g)	See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b)	Not applicable.
Item 6. Schedule of Investments
(a) Refer to Item 1.
(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Applicable only to reports filed by closed-end funds.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable only to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Special Value Fund
/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 18, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 18, 2008
/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 18, 2008

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